                                                                       Exhibit 99.2

THIS  WARRANT  AND THE  SECURITIES  TO BE ISSUED  UPON ITS  EXERCISE  HAVE NOT BEEN
REGISTERED  WITH  THE  UNITED  STATES  SECURITIES  AND  EXCHANGE   COMMISSION  (THE
"COMMISSION")  OR THE SECURITIES  AGENCY OF ANY STATE PURSUANT TO AN EXEMPTION FROM
REGISTRATION  UNDER THE  SECURITIES  ACT OF 1933, AS AMENDED (THE "1933 ACT"),  AND
ARE OR WILL BE  "RESTRICTED  SECURITIES"  AS THAT TERM IS DEFINED IN RULE 144 UNDER
THE 1933 ACT.  THIS WARRANT AND THE  SECURITIES  TO BE ISSUED UPON ITS EXERCISE MAY
NOT BE SOLD,  PLEDGED,  TRANSFERRED  OR ASSIGNED  EXCEPT  PURSUANT TO AN  EFFECTIVE
REGISTRATION  STATEMENT UNDER THE 1933 ACT AND UNDER  APPLICABLE  STATE  SECURITIES
LAWS, OR IN A TRANSACTION  WHICH IS EXEMPT FROM  REGISTRATION  UNDER THE PROVISIONS
OF THE 1933 ACT AND UNDER PROVISIONS OF APPLICABLE STATE SECURITIES LAWS.

                               MEDIX RESOURCES, INC.

                               AMENDED AND RESTATED
                           COMMON STOCK PURCHASE WARRANT

                                 September 8, 1999
                          (As Amended February 18, 2002)

                To Purchase Up To 7,000,000 Shares of Common Stock

      THIS CERTIFIES that, for value received,  Professional  Claim Services,  Inc.
doing  business as  WellPoint  Pharmacy  Management,  a New York  corporation  with offices at 4553 La Tienda  Drive,  Thousand  Oaks,  CA 91362 (the  "Investor"),  is
entitled,  upon the terms and subject to the conditions  hereinafter  set forth, at any  time,  and  from  time to  time,  on or prior  to 5:00  p.m.  Eastern  Time on
September 8, 2004 (the "Termination  Date"),  but not thereafter,  to subscribe for and purchase from MEDIX  RESOURCES,  INC., a corporation  incorporated in the State of Colorado,  with offices at 7100 East  Belleview  Avenue,  Suite 301,  Englewood,
Colorado  80111  (the  "Company"),  up to Seven  Million  (7,000,000)  shares  (the
"Warrant  Shares") of Common  Stock,  $.001 par value per share of the Company (the
"Common  Stock"),  with the  final  amount  of fully  vested  Warrant  Shares to be available  upon  exercise of this Warrant to be  determined as set forth in Section
1 below.  The purchase price of each share of Common Stock (the  "Exercise  Price")
under this  Warrant  shall be as provided in Section 1 below.  The  Exercise  Price and the number of  Warrant  Shares for which the  Warrant is  exercisable  shall be subject to adjustment  as provided  herein.  This Warrant is being issued  pursuant to the terms of a  Binding  Letter of  Intent  for  Pilot and  Production  Programs
among  the  Investor,  the  Company  and the  Company's  wholly  owned  subsidiary,
Cymedix  Lynx  Corporation  ("Cymedix"),  dated  September  8,  1999  (the  "LOI").
Capitalized  terms not  defined  herein  shall have the  meanings  set forth in the
LOI.

1. Vesting  Schedule.  This  Warrant  shall  cover and be  exercisable  for only so much of the  Warrant  Shares as have been  vested  through  the  occurrence  of the following specific target events:

-------------------------------------------------------------------------------------
                                                         Incentive        Running
  Earn-Out Categories        Specific Target:           Warrants by      Tally of
                                                          Target         Warrants
-------------------------------------------------------------------------------------

 I.   Pilot Agreement  Execution of Pilot Agreement     1,0000,000       1,000,000
                        (Earned December 28, 1999)    exercisable at
                                                      $0.30 per share
-------------------------------------------------------------------------------------

 II. National                Medix appointment            350,000        1,350,000
   Handheld               (Earned April 17, 2001)     exercisable at
   Integrator Role                                    $0.30 per share
-------------------------------------------------------------------------------------

III. Generic Pharmacy     Completion of the pilot         500,000        1,850,000
   Transactions        program and the beginning of   exercisable at
   Production            the implementation of the    $0.30 per share
   Agreement           production phase for generic
                           pharmacy transactions
                          (earned July 15, 2001)
-------------------------------------------------------------------------------------

 IV. WellPoint Owned   Execution of a Production          600,000        2,450,000
   Health Plans        Agreement with Blue Cross of
                       California that includes at
                       a minimum the use of Cymedix
                       software and the payment of
                       transactions fees for
                       medical claims and
                       eligibility transactions.

                       BCBS of Georgia - Execution
                       of Production Agreements for
                       the use of Cymedix software
                       and the payment of
                       transaction fees covering
                       one or more of the following
                       transactions:

                       1.)   Medical claims and           200,000        2,650,000
                             eligibility
                             transactions

                       2.)   PBM transactions             300,000        2,950 ,000

                       3.)   Referrals and/or
                             authorization                25,000         2,975,000
                             transactions
                                                         All above
                                                       warrants when
                                                      vested shall be
                                                      exercisable at
                                                      $0.30 per share
                       UniCare, Chicago - Execution
                       of Production Agreements
                       covering the use of Cymedix
                       software and the payment of
                       transaction fees for one or
                       more of the following
                       transactions:                 50,000            3,025,000
                                                     exercisable at
                       1.)   Medical claims and      $0.5 0 per share
                             eligibility
                             transactions
                                                     200,000
                                                     exercisable at    3,225,000
                                                     $0.50 per share

                       2.)   PBM transactions        25,000
                                                     exercisable at
                                                     $0.30 per share     3,250,000

                       3.)   Referrals and/or
                             authorization
                             transactions
-------------------------------------------------------------------------------------

 V. Wellpoint          Execution of Production
   External Health     Agreements covering the use
   Plans*              of Cymedix software and the       For each
                       payment of transaction fees    agreement with
                       by any of Investor's           non-affiliated
                       non-affiliated health plan       health plan
                       clients (up to two clients)        clients
                       for one or more of the                            3,300,000
                       following transactions:                          (3,575,000
                                                          50,000        for second
                                                                          client)
                       1.)   Medical claims and
                              eligibility                                3,500,000
                                 transactions                           (3,775,000
                                                          200,000       for second
                                                                          client)

                       2.)   PBM transactions                            3,525,000
                                                                        (3,800,000
                                                          25,000        for second
                                                                          client)

                       3.)   Referrals and/or
                             authorization
                             transactions
                                                       All warrants
                                                      vested in this
                                                      category shall
                                                      be exercisable
                                                       at $0.50 per
                                                           share
-------------------------------------------------------------------------------------

VI. MedUnite           Execution of Production
                       Agreements covering the use
                       of Cymedix software and the
                       payment of transaction fees
                       for one or more of the
                       following transactions:
                                                          150,000
                           1.)  Medical claims and                       3,950,000
                              eligibility                 100,000
                              transactions                               4,050,000
                       2.)   PBM transactions             100,000
                                                                         4,150,000
                                                       All warrants
                           3.)  Lab transactions      vested in this
                                                      category shall
                                                      be exercisable
                                                       at $0.50 per
                                                           share
-------------------------------------------------------------------------------------

 VII. Medix            Minimum investment of             2,000,000       6,150,000
   Investment Funding  $5,000,000 cash (not
                       counting exercise of any      - 1,000,000
                       warrants described herein)    shares
                                                     exercisable at
                                                     $0.50 per share
                                                     (replacing the
                                                     final tranche of
                                                     the vesting
                                                     schedule in the
                                                     original
                                                     warrant) **

                                                     - 1,000,000
                                                     shares
                                                     exercisable at
                                                     $1.75 per share
                                                     represent-ing a
                                                     new award.
-------------------------------------------------------------------------------------

VIII. Award            Share award reserve for            850,000        7,000,000
   Contingency         targets of opportunity as      exercisable at
   Reserve*            mutually determined            $0.50 per share

-------------------------------------------------------------------------------------

*In connection with the opportunity to provide Medix software to other customers of Investor, Medix and Investor agree to negotiate in good faith to establish appropriate incentive warrant targets for Investor in connection with each such opportunity, to be provided from the Award Contingency Reserve described in
Category VIII above.  In the event that Production Agreements with more than two non-affiliated clients are executed as contemplated by Category V, the warrants otherwise provided under Category VIII shall be available to be awarded to
Investor.
**If the Award Contingency Reserve is exhausted, and if the Investor has not made the minimum investment required by Category VII by such time, then Medix agrees to treat up to the full amount of these 1,000,000 shares as part of the Award
Contingency Reserve, subject to the negotiations described in the preceding paragraph.

      2. Transferability  of the  Warrant.  This  Warrant and all rights  hereunder are not  transferable  or  assignable  by the  Investor,  except to  entities  that
either  control,   are  controlled  by  or  are  under  common  control  with,  the
Investor.  No transfer shall be effected without written evidence of such control.

      3. Authorization  of  Shares.  The  Company  covenants  that  all  shares  of
Common  Stock which may be issued upon the exercise of rights  represented  by this
Warrant  will,  upon  exercise of the rights  represented  by this Warrant and full payment of the Exercise Price, be duly authorized,  validly issued,  fully paid and nonassessable  and free from all taxes,  liens and  charges in respect of the issue thereof  (other than taxes in respect of any transfer  occurring  contemporaneously with such issue).

      4. Exercise of Warrant.  Exercise of the purchase  rights for vested  Warrant
Shares  represented  by this  Warrant may be made at any time or times,  before the close of business  on the  Termination  Date,  or such  earlier  date on which this
Warrant may  terminate  as  provided  in this  Warrant,  by the  surrender  of this
Warrant and the Notice of  Exercise  Form  annexed  hereto  duly  executed,  at the office of the  Company  (or such  other  office or agency of the  Company as it may designate by notice in writing to the  registered  holder  hereof at the address of such  holder  appearing  on the  books  of the  Company)  and upon  payment  of the
Exercise  Price  of  the  shares  thereby  purchased  in  United  States  currency;
whereupon  the holder of this  Warrant  shall be entitled to receive a  certificate for the number of shares of Common  Stock so  purchased.  Payment  of the  Exercise
Price  may be by  certified  check or  cashier's  check or by wire  transfer  to an account  designated  by the  Company  in an  amount  equal  to the  Exercise  Price multiplied by the number of Warrant  Shares.  If this Warrant is only  exercised in part,  the  Company  shall  return  this  Warrant  with a  notation  affixed to the
Warrant  indicating  how many Warrant  Shares had been  exercised at what  Exercise
Price and such notation shall be signed by an officer of the Company.

      5. No   Fractional   Shares  or  Scrip.   No   fractional   shares  or  scrip
representing fractional shares shall be issued upon the exercise of this Warrant.

      6. Charges,  Taxes and  Expenses.  Issuance  of  certificates  for  shares of
Common  Stock upon the exercise of this  Warrant  shall be made  without  charge to the  holder  hereof  for any issue or other  incidental  expense  in respect of the issuance  of  such  certificate  (other  than  taxes  in  respect  of any  transfer occurring  contemporaneously  with such  issue),  all of which  taxes and  expenses shall be paid by the  Company,  and such  certificates  shall be issued in the name of the holder of this  Warrant or in such name or names as may be  directed  by the holder of this Warrant.

      7. Closing of Books.  The  Company  will not close its  shareholder  books or records in any manner  which  prevents  the timely  exercise of this  Warrant for a period in excess of five (5) trading days per year.

      8. No Rights as  Shareholder  until  Exercise.  This Warrant does not entitle the holder  hereof to any voting  rights or other  rights as a  shareholder  of the
Company  prior to the  exercise  thereof.  Upon the  surrender  of this Warrant and the  payment of the  aggregate  Exercise  Price,  the Warrant  Shares so  purchased shall be, and be deemed to be,  issued to such  holder as the record  owner of such
Warrant  Shares  as of the  close  of  business  on the  later  of the date of such surrender or payment.

      9. Loss,   Theft,   Destruction   or  Mutilation  of  Warrant.   The  Company
represents  and warrants  that upon  receipt by the Company of evidence  reasonably satisfactory  to it of the loss,  theft,  destruction or mutilation of this Warrant certificate,  and in case of loss,  theft or destruction,  of indemnity or security reasonably  satisfactory  to it,  and  upon  reimbursement  to the  Company  of all reasonable  expenses  incidental  thereto,  and upon surrender and  cancellation of such  Warrant,  if  mutilated,  the Company  will make and deliver a new Warrant or stock  certificate  of like  tenor  and dated as of such  cancellation,  in lieu of such Warrant or stock certificate.

      10.   Saturdays,  Sundays,  Holidays,  etc. If the last or appointed  day for the  taking  of any  action or the  expiration  of any right  required  or  granted herein  shall be a  Saturday,  Sunday or a legal  holiday in the State of  Colorado then  such  action  may be  taken  or  such  right  may be  exercised  on the  next succeeding day not a legal holiday.

      11.   Effect of Certain Events.

            (a)   Sale or Merger  for  Cash.  If at any time the  Company  proposes
(i) to sell or otherwise convey all or  substantially  all of its assets or (ii) to effect a  transaction  (by  merger  or  otherwise)  in which  more  than 50% of the voting  power of the  Company  is  disposed  of  (collectively,  a "Sale or  Merger
Transaction"),  in which the  consideration  to be  received  by the Company or its shareholders  consists  solely of cash,  then the Warrant  shall  terminate  if the
Warrant has not been exercised by the effective date of such  transaction,  and the
Company  shall give the holder of this  Warrant  thirty  (30) days'  prior  written
notice  of  such   termination   and  of  the  proposed   effective   date  of  the
transaction.

            (b) Sale or Merger  for Other  Than  Cash.  In case the  Company  shall at any time effect a Sale or Merger  Transaction in which the  consideration  to be received  by the  Company or its  shareholders  consists  in part of  consideration other than cash,  the holder of this  Warrant  shall have the right  thereafter  to purchase,  by exercise of this Warrant and payment of the aggregate  Exercise Price in effect  immediately  prior to such  action,  the kind and  amount of shares  and other  securities  and property  which it would have owned or have been entitled to receive after the  happening of such  transaction  had this Warrant been  exercised immediately prior thereto.

            (c)  Repurchase of Capital  Stock.  In case at any time or from time to time,  the Company shall (except as  hereinafter  provided)  repurchase  any of its
Capital  Stock  (the  "Repurchased  Stock"),  then  upon the  consummation  of such repurchase  the  Exercise  Price  then in effect  shall be  decreased  to an amount determined by multiplying  the Exercise Price in effect  immediately  prior to such adjustment by a fraction,  (x) the  numerator of which is the Current  Market Price
(as defined  below) per share of Common  Stock as  determined  on the date on which such  repurchase is made,  and (y) the  denominator  of which is the Current Market
Price per share of Common Stock on the date  immediately  prior to such  repurchase
(after  giving  effect  to  any  stock  splits,  stock  dividends  or  other  stock repurchases  between  the  date  of such  repurchase  and the  date on  which  such calculation  is made);  provided,  however,  that if the numerator of such fraction is  greater  than the  denominator  of such  fraction,  then no  adjustment  to the
Exercise  Price shall be made. No  adjustment  of the Exercise  Price shall be made under  this  Subsection  upon  the  repurchase  of the  Repurchased  Stock  if such
repurchase,   together  with  all  repurchases  during  the  previous  twelve  (12)
calendar  months,  is  (1) a  repurchase  of  less  than  10%  of  the  issued  and outstanding  class of Capital  Stock being  repurchased  at the  beginning  of such twelve  month  period,  or (2) a  repurchase  of stock  options  and  Common  Stock underlying  such stock options in a transaction  or series of  transactions  during such twelve (12) month period not  exceeding  $100,000 in the  aggregate.  "Capital
Stock" for this purpose  shall mean the  Company's  Common  Stock or any  preferred
stock,   but   conversions  of  convertible   stock  shall  not  be  deemed  to  be
"repurchases"  for this paragraph.  "Current Market Price" per share for the Common
Stock  shall be  deemed to be the  closing  price  for the day in  question  on the principal  trading  market of the Common Stock at the time,  or if no closing price is  reported,  the  average  of the  closing  bid and asked  prices  for the day in question.

            (d)  Issuance  of  Additional  Shares  of  Common  Stock.   "Additional
Shares of Common  Stock"  shall  mean all  shares  of  Common  Stock  issued by the
Company after  February 18, 2002,  other than the shares of Common Stock issued (i)
to  a  holder  of  convertible  securities  upon  conversion  of  such  convertible securities,  (ii) upon  exercise of options or warrants  issued prior to such date,
(iii) upon the exercise of options issued to employees,  directors and  consultants to the Company as  compensation  for their  services to the Company after such date with respect to an aggregate of  10,000,000  shares,  and (iv) under the  Company's equity  line of  credit  in effect on  February  18,  2002.  In case at any time or from time to time,  the Company shall (except as  hereinafter  provided)  issue any
Additional  Shares of  Common  Stock for a  consideration  per share  less than any
Exercise  Price then in effect  for vested  Warrants  Shares (as so  adjusted  from time to time for  additional  issuances,  reductions  and other  adjustments to the number of shares of Common Stock  outstanding,  including without  limitation stock splits,  stock  dividends,  reverse stock  splits,  pro rata  repurchases,  and any other good faith  transfer of securities or other  transaction  which results in an increase  or decrease in the number of shares of Common  Stock  outstanding)  (such amount per share,  the 'Minimum Issue Price") on the Computation  Date  (determined as set forth below),  then the Exercise  Price for such vested Warrant Shares shall be adjusted to be that number  determined  by  multiplying  the  Exercise  Price in effect  immediately  prior to such  adjustment  by a fraction (x) the  numerator of which  shall be the  number of shares of Common  Stock then  outstanding,  plus the number of shares of Common Stock which the  aggregate  consideration  for the total number of such  Additional  Shares of Common Stock so issued would  purchase at the
Minimum  Issue  Price per share of Common  Stock and (y) the  denominator  of which shall be the number of shares of Common Stock then  outstanding  plus the number of such  Additional  Shares  of  Common  Stock  so  issued.  The  provisions  of  this
Subsection  shall not apply to any  issuance of  Additional  Shares of Common Stock for which an  adjustment  is  provided  under  Section  12.  For  purposes  of this
Subsection,  the  "Computation  Date" shall be the earlier of (x) the date on which the Company  shall enter into a firm  contract for the issuance of such  Additional
Shares  of Common  Stock,  or (y) the date of actual  issuance  of such  Additional
Shares of Common Stock.

            (e)  Issuance  of  Warrants,  Options or Other  Rights.  In case at any time or from time to time,  after  February 18, 2002,  the Company shall propose to issue  or  distribute,  any  warrants,  convertible  securities,  options  or other rights to subscribe  for or purchase any  Additional  Shares of Common Stock or any
securities   convertible   into  Additional   Shares  of  Common  Stock,   and  the
consideration  per share  for which  Common  Stock  may at any time  thereafter  be issuable  pursuant  to such  warrants,  convertible  securities,  options  or other rights or pursuant to the terms of such  convertible  securities shall be less than the  Minimum  Issue  Price  for any  vested  Warrant  Shares  then in effect on the
Computation Date (as determined  below),  then the Exercise Price shall be adjusted as  provided  in the second  sentence  of  Subsection  (d) above.  Such  adjustment shall be made on the basis  that (i) the  consideration  per  share for which  such
Additional  Shares  of  Common  Stock  may be  issued  equals a  fraction,  (x) the denominator  of which is the maximum  number of  Additional  Shares of Common Stock issuable pursuant to all such warrants,  convertible  securities,  options or other rights or necessary to effect the  conversion  or exchange of all such  convertible securities,  and (y) the numerator of which is the minimum  consideration  received and receivable by the Company for such  Additional  Shares of Common Stock pursuant to such warrants,  convertible  securities,  options or other rights or pursuant to the terms of such  convertible  securities,  (ii) the maximum  number of Additional
Shares  of  Common  Stock  issuable  pursuant  to all  such  warrants,  convertible securities,  options  or other  rights or  necessary  to effect the  conversion  or exchange  of all such  convertible  securities  shall be deemed to have been issued as of the  Computation  Date  (determined as set forth in the last sentence of this
Subsection),  and (iii) the  aggregate  consideration  for such  maximum  number of
Additional  Shares of Common Stock shall be deemed to be the minimum  consideration received and receivable by the Company for the issuance of such  Additional  Shares of Common  Stock  pursuant to such  warrants,  convertible  securities,  options or other rights or pursuant to the terms of such convertible securities.

            For purposes of this Subsection,  the  'Computation  Date" shall be the earliest  of (a) the date on which the  Company  shall take a record of the holders of its  securities  for the purpose of entitling them to receive any such warrants, convertible  securities,  options  or  other  rights,  (b) the  date on  which  the
Company  shall  enter  into a firm  contract  for the  issuance  of such  warrants, options or other  rights,  and (c) the date of actual  issuance  of such  warrants, options or other rights.  No  adjustment of the Exercise  Price shall be made under this Subsection upon the issuance of any  convertible  securities  which are issued pursuant  to the  exercise  of any  warrants,  options  or  other  subscription  or purchase rights  therefor,  if any such adjustment  shall previously have been made upon the  issuance  of such  warrants,  options or other  rights  pursuant  to this
Subsection. Supersede

            (f)  Superseded  Adjustment  of  Exercise  Price.  If at any time after any  adjustment  of the  Exercise  Price  shall  have  been  made  pursuant  to the foregoing  Subsection  (e) on the basis of the  issuance of  warrants,  convertible
securities,   options  or  other  rights  or  the  issuance  of  other  convertible securities or after any new  adjustment of the Exercise  Price shall have been made pursuant to this Subsection (f),

            (A) such warrants,  convertible securities,  options or other rights or
            the  right  of  conversion  or  exchange  in  such  other   convertible
            securities  shall expire,  and a portion of such warrants,  convertible securities,  options or rights,  or the right of conversion or exchange in respect of a portion of such other  convertible  securities,  as the case may be, shall not have been exercised; or

            (B) the  consideration  per share for which Additional Shares of Common
            Stock are issuable pursuant to such warrants,  convertible  securities, options,  or rights or the terms of such other convertible  securities, shall be increased  solely by virtue of  provisions  therein  contained for an  automatic  increase  in such  consideration  per share upon the arrival of a specified  date or the  happening  of a  specified  event, such  previous  adjustment  shall be  rescinded  and  annulled  and the
            Additional  Shares  of  Common  Stock  which  were  deemed to have been issued  by  virtue  of the  computation  made in  connection  with  the adjustment  so  rescinded  and  annulled  shall no  longer be deemed to
            have  been  issued  by  virtue  of  such  computation.   Thereupon,   a
            re-computation   shall  be  made  of  the  effect  of  such   warrants,
            convertible  securities,  options or other rights, or other convertible securities on the basis of:

            (1) treating the number of Additional  Shares of Common Stock,  if any, theretofore  actually  issued  or  issuable  pursuant  to the  previous exercise of such  warrants,  convertible  securities,  options or other rights or such right of conversion  or exchange,  as having been issued on the date or dates of such  issuance as  determined  for  purposes of such previous  adjustment and for the  consideration  actually received therefor, and

            (2)  treating any such  warrants,  convertible  securities,  options or other rights,  which then remain  outstanding as having been granted or
            issued   immediately   after   the  time  of  such   increase   of  the
            consideration  per share  for such  Additional  Shares of Common  Stock issuable  under  such  warrants,  convertible  securities,  options  or other rights or other convertible securities;

and,  if  and  to the  extent  called  for by  the  foregoing  provisions  of  this
Subsection  (f) on the basis  aforesaid,  a new  adjustment  of the Exercise  Price shall be made, and such new adjustment  shall supersede the previous  adjustment so rescinded and annulled.  If any such  superseding  adjustment of the Exercise Price is made after the exercise of this Warrant by a former holder of this  Warrant,  in lieu of such  adjustment,  if,  and only if,  such  former  holder  owns  shares of
Common Stock  obtained upon  exercise of this  Warrant,  the Company shall have the option to purchase  the number of shares of Common  Stock from such  former  holder equal to the  difference  between  (x) the number of shares of Common  Stock  which such former  holder  received upon exercise  prior to the  adjustment,  and (y) the number of shares of Common Stock which such former  holder  would have  received on conversion  had such  adjustment  been made prior to exercise.  The purchase  price per share of such stock shall be $0.01 per share.

            (g) Other  Provisions  Applicable  to  Adjustments  Under this Section.
The following  provisions  shall be applicable to the making of  adjustments of the
Exercise Price hereinbefore provided for in this Section 11:

            (A)  Treasury  Stock.  The  sale or  other  disposition  of any  issued shares  of  Common  Stock  owned or held by or for the  account  of the
            Company  shall be deemed  an  issuance  thereof  for  purposes  of this
            Section 11.

            (B)  Computation  of  Consideration.  To the extent that any Additional
            Shares of Common Stock or any  convertible  securities or any warrants, options or other  rights to subscribe  for or purchase  any  Additional
            Shares of Common Stock or any  convertible  securities  shall be issued solely  for  cash  consideration,  the  consideration  received  by the
            Company  therefor  shall be deemed to be the amount of cash received by the Company  therefor,  or, if such  Additional  Shares of Common Stock
            or   convertible   securities   are   offered   by  the   Company   for
            subscription,  the subscription  price,  or, if such Additional  Shares of Common Stock or convertible  securities are sold to  underwriters or dealers  for  public  offering  without a  subscription  offering,  the initial public  offering  price, in any such case excluding any amounts paid or  receivable  for  accrued  interest or accrued  dividends,  and
            after  deductions  for  any   compensation,   underwriting   discounts,
            placement  fees or finding or  financing  commitment  fees (but  before deduction for any other  expenses)  paid or incurred by the Company for and in the  underwriting  of, or  otherwise  in  connection  with,  the issue  thereof.  To  the  extent  that  such  issuance  shall  be for a consideration  other  than  solely  for  cash,  then,  except as herein otherwise  expressly  provided,  the amount of such consideration shall be deemed  to be the fair  value of such  consideration  at the time of such issuance as  determined  in good faith by the  Company's  Board of
            Directors.  The  consideration  for any  Additional  Shares  of  Common
            Stock  issuable  pursuant to any  warrants,  options or other rights to
            subscribe  for  or  purchase  the  same  shall  be  the   consideration
            received  or  receivable  by the  Company  for  issuing  such  warrant, options or other rights, plus the additional  consideration  payable to the  Company  upon the  exercise  of such  warrants,  options  or other rights.  The  consideration  for any Additional  Shares of Common Stock issuable  pursuant to the terms of any convertible  securities shall be the  consideration  received or  receivable  by the Company for issuing any  warrants,  options or other  rights to  subscribe  for or purchase such convertible  securities,  plus the  consideration  paid or payable to the Company in respect of the  subscription  for or purchase of such convertible  securities,  plus the  additional  consideration,  if any, payable to the Company  upon the  exercise  of the right of  conversion or exchange in such convertible securities.

            (C)  When  Adjustments  to be Made.  The  adjustments  required  by the preceding  subsections  of this  Section 11 shall be made  whenever and as often as any specified  event  requiring an adjustment  shall occur, except that no  adjustment of the Exercise  Price that would  otherwise be required shall be made unless and until such  adjustment,  either by
            itself  or  with  other   adjustments  not  previously  made,  adds  or
            subtracts  at least 1% to the Exercise  Price,  as  determined  in good faith  by the  Board  of  Directors  of  the  Company.  Any  adjustment representing  a  change  of less  than  such  minimum  amount  shall be carried  forward  and made as soon as such  adjustment,  together  with other  adjustments  required  by this  Section  11 and  not  previously made,  would  result in a minimum  adjustment.  For the  purpose of any adjustment,  any  specified  event shall be deemed to have  occurred at
            the   close  of   business   on  the  date  of  its   occurrence.   All
            calculations  made under this  Subsection  shall be made to the nearest cent.  In  computing  adjustments  under this  Section  11,  fractional interests  in  shares  of  Common  Stock  shall  be  rounded  up to the nearest whole share.

            (D)   When  Adjustment  Not  Required.  If  the  Company  shall  take a record  of  the  holders  of  its  Common  Stock  for  the  purpose  of entitling them to receive a dividend or  distribution  or  subscription or purchase  rights and shall,  thereafter and before the  distribution thereof to  shareholders,  legally  abandon  its plan to pay or deliver such dividend,,  distribution,  subscription or purchase  rights,  then
            (i) no  adjustment  shall be  required  by reason of the taking of such record  and any such  adjustment  previously  made in  respect  thereof shall be  rescinded  and  annulled,  or (ii) in the event that any such adjustment  previously  made in respect of such taking of record cannot be  rescinded  or annulled as a result of the  exercise of this Warrant after the taking of such  record  occurs,  in lieu of such  recision or annulment  of the  adjustment,  the  Company  shall  have the option to purchase the number of shares of Common  Stock from each former  holder of this  Warrant  who owns  shares  obtained  upon  conversion  of this
            Warrant,  equal to the  difference  between (x) the number of shares of
            Common  Stock which such former  holder had  received  upon  conversion after such record  date,  and (y) the number of shares of Common  Stock which such former  holder would have  received on  conversion  had such
            adjustment  been  annulled  or  rescinded  prior  to  conversion.   The
            purchase  price  per  share of such  Common  Stock  shall be $0.0l  per share.

      12.   Adjustments  for  Capital   Restructuring.   The  number  and  kind  of
securities  purchasable  upon the exercise of this  Warrant and the Exercise  Price shall be subject to  adjustment  from time to time as  provided  in this  paragraph
12. In case the  Company  shall (i)  declare or pay a dividend  in shares of Common
Stock  or  make a  distribution  in  shares  of  Common  Stock  to  holders  of its outstanding  Common Stock,  (ii) subdivide its outstanding  shares of Common Stock,
(iii)  combine  its  outstanding  shares of Common  Stock into a smaller  number of shares  of  Common  Stock  or (iv)  issue  any  shares  of its  capital  stock in a
reclassification   of  the  Common  Stock,   then  the  number  of  Warrant  Shares
purchasable  upon  exercise of this  Warrant  immediately  prior  thereto  shall be adjusted so that the holder of this  Warrant  shall be entitled to receive the kind and number of Warrant  Shares or other  securities  of the  Company  which he would have owned or have been  entitled to receive had such  Warrant  been  exercised  in advance  thereof.  Upon  each such  adjustment  of the kind and  number of  Warrant
Shares or other  securities of the Company  which are  purchasable  hereunder,  the holder of this  Warrant  shall  thereafter  be entitled  to purchase  the number of
Warrant Shares or other  securities  resulting from such  adjustment at an Exercise
Price  per such  Warrant  Share or  other  security  obtained  by  multiplying  the
Exercise  Price in effect  immediately  prior to such  adjustment  by the number of
Warrant Shares  purchasable  pursuant hereto  immediately  prior to such adjustment and  dividing by the number of Warrant  Shares or other  securities  of the Company resulting from such  adjustment.  An adjustment  made pursuant to this paragraph 12 shall  become  effective  immediately  after  the  effective  date  of  such  event retroactive to the record date, if any, for such event.

      13.   Voluntary  Adjustment  by the  Company.  The  Company  may at any  time during the term of this  Warrant,  reduce the then  current  Exercise  Price to any amount and extend the  Termination  Date for any period of time deemed  appropriate by the Board of Directors of the Company.

      14.   Notice  of  Adjustment.  Whenever  the  number  of  Warrant  Shares  or number or kind of securities  or other  property  purchasable  upon the exercise of this  Warrant  or the  Exercise  Price  is  adjusted,  or the  Termination  Date is extended as herein  provided,  the Company  shall  promptly  mail by  registered or certified mail, return receipt  requested,  to the holder of this Warrant notice of such  adjustment or  adjustments  setting  forth the number of Warrant  Shares (and other  securities  or property)  purchasable  upon the exercise of this Warrant and the  Exercise  Price of such  Warrant  Shares (and other  securities  or  property)
after such  adjustment,  setting  forth a brief  statement  of the facts  requiring such  adjustment  and setting forth the  computation  by which such  adjustment was made. Such notice,  in absence of manifest error,  shall be conclusive  evidence of the correctness of such adjustment.

      15.   Authorized  Shares.  The Company  covenants  that during the period the
Warrant is  outstanding,  it will reserve from its authorized  and unissued  Common
Stock a  sufficient  number of shares to provide  for the  issuance  of the Warrant
Shares upon the exercise of any purchase  rights  under this  Warrant.  The Company further  covenants  that  its  issuance  of  this  Warrant  shall  constitute  full authority  to its  officers  who are  charged  with  the  duty of  executing  stock certificates  to  execute  and issue the  necessary  certificates  for the  Warrant
Shares upon the exercise of the purchase rights under this Warrant.

      16.   Transfer  Restrictions  Regarding  Common Stock Underlying the Warrant.
The certificate or certificates  representing  the Warrant Shares to be issued upon exercise  of any part or all of this  Warrant,  shall be subject  to the  following legend  restricting  transfer  under the 1933 Act, such legend to be  substantially as follows:

            "THESE  SECURITIES  HAVE NOT  BEEN  REGISTERED  WITH  THE  UNITED
            STATES  SECURITIES  AND  EXCHANGE  COMMISSION  OR THE  SECURITIES
            AGENCY OF ANY STATE  PURSUANT TO AN EXEMPTION  FROM  REGISTRATION
            UNDER THE SECURITIES  ACT OF 1933, AS AMENDED  ("1933 ACT"),  AND
            ARE  RESTRICTED  SECURITIES  AS THAT TERM IS  DEFINED IN RULE 144
            UNDER THE 1933 ACT. THESE  SECURITIES  MAY NOT BE SOLD,  PLEDGED,
            TRANSFERRED   OR  ASSIGNED   EXCEPT   PURSUANT  TO  AN  EFFECTIVE
            REGISTRATION  STATEMENT  UNDER THE 1933 ACT AND UNDER  APPLICABLE
            STATE SECURITIES  LAWS, OR IN A TRANSACTION  WHICH IS EXEMPT FROM
            REGISTRATION  UNDER  THE  PROVISIONS  OF THE 1933  ACT AND  UNDER
            PROVISIONS OF APPLICABLE STATE SECURITIES LAWS."

      17.   General.

            (a)   Issue Date;  Jurisdiction.  The  provisions of this Warrant shall be  construed  and shall be given  effect in all  respects as if it had been issued and  delivered  by the Company on the date hereof.  This  Warrant  shall be binding upon any  successors  or assigns of the Company.  This Warrant  shall  constitute a contract  under the laws of the State of Colorado,  without regard to its conflicts of law principles or rules.

            (b)   Restrictions.   The  holder  hereof   acknowledges   that  it  is
acquiring  this Warrant and the Warrant  Shares  acquired upon the exercise of this
Warrant,  for  investment  purposes and not with a view to engage in a distribution of this Warrant or the Warrant  Shares,  and that the Warrant Shares  acquired upon the  exercise of this  Warrant,  if not  registered,  will have  restrictions  upon resale imposed by state and federal securities laws.

            (c)   Modification   and  Waiver.   This  Warrant  and  any  provisions
hereof may be changed,  waived,  discharged or terminated  only by an instrument in writing signed by the party against which enforcement of the same is sought.

            (d)   Notices.  Any  notice,  request  or other  document  required  or permitted to be given or delivered  to the holders  hereof by the Company  shall be personally  delivered  by courier or other  service,  or shall be sent by certified or registered  mail,  postage  prepaid,  to the Investor or to the Company,  at the addresses  set forth  above,  unless  notice of  another  address is  delivered  in accordance with the terms hereof.

            (e)   Entire  Agreement.  This  Warrant,  together  with all  documents referenced  herein,  embody the entire  agreement  and  understanding  between  the parties  hereto with respect to the subject  matter hereof and supersedes all prior oral or written  agreements  and  understandings  relating  to the  subject  matter hereof.  No  statement,  representation,  warranty,  covenant or  agreement  of any kind  not  expressly  set  forth  in this  Agreement  shall  affect,  or be used to interpret, change or restrict, the express terms and provisions of this Agreement.

            (f)   Headings.   The   headings  of  this  Warrant  are  inserted  for
convenience  and  identification  only,  and are in no way  intended  to  describe, interpret, define or limit the scope, extent or intent hereof.

      18.  Restricted Period.   For a period of one year after the exercise of
any and each portion of this Warrant (the "Restricted Period"), the Warrant
Shares issued to the Investor or its designees or permitted transferees or other securities that may be or are issued by the Company upon exercise of this
Warrant, including those which may thereafter be issued by the Company in respect of any such securities by means of any stock splits, stock dividends, recapitalizations, reclassifications or the like, shall not be sold, pledged, transferred or assigned by the holder thereof, except to a person to whom this
Warrant could be transferred pursuant to Section 2 hereof, and such transferee shall remain subject to this Section, and except for sales pursuant to an effective registration statement not to exceed 200,000 shares per calendar month and 100,000 shares in five trading days, subject to proportional adjustment for any stock splits, stock dividends, recapitalizations, reclassifications or the like.  The Warrant Shares or other securities issued hereunder shall contain a legend evidencing the restrictions provided for in this Subsection.

19.   Piggyback Registration Rights.

(a) Right to include Registrable  Securities.  If at any time after February 18,
2002,  the Company  proposes to register any of its securities of the same class under  the  Securities  Act of 1933 (the  "Securities  Act") on any form for the registration of securities under such Act,  excluding,  however,  any securities covered by a  post-effective  amendment  to an existing  effective  registration statement,  whether or not for its own account (other than by (i) a Registration
Statement  on Form  S-4 or S-8 or any  successor  or  similar  forms,  (ii)  any
Registration  Statement to be used  exclusively  in the offering and sale of the
Company's  securities  acquired  by any of its or its  subsidiaries'  employees,
directors  or  consultantspursuant   to  any  employee   compensation,   option,
restriction   stock  or  similar  plan,   arrangement  or  agreement,   (iii)  a
Registration Statement filed exclusively in connection with an exchange offer or an offering of securities solely to the securityholders of the Company, (iv) any
Registration Statement filed exclusively in connection with a rights offering or
(v) a Registration  Statement filed pursuant to demand registration rights or as required  in order to complete a then  current  financing  by the  Company  that contractually  limits  selling  shareholders  to the holders of such  rights) (a
"Piggyback  Registration"),  it shall as  expeditiously as possible give written notice to the holder or holders of this Warrant and, if applicable,  the Warrant
Shares (the  "Holders") of its  intention to do so and of such  Holders'  rights under this Section 18. Such rights are  referred to  hereinafter  as  "Piggyback
Registration Rights." Upon the written request of any such Holder made within 15 days  after  receipt  of any  such  notice  (which  request  shall  specify  the
Registrable Securities intended to be disposed of by such Holder, which shall be no less than 200,000 shares in the aggregate for all Holders), the Company shall include in the  Registration  Statement  the  Registrable  Securities  which the
Company has been so requested to register by the Holders thereof and the Company shall keep such  registration  statement in effect and maintain  compliance with each  Federal  and state law or  regulation  for the period  necessary  for such
Holder to effect the proposed sale or other  disposition  (but in no event for a period  greater  than 90  days).  For  purposes  of  this  Agreement,  the  term
"Registrable Securities" shall mean any Warrant Shares issued to the Investor or its designees or permitted  transferees or other  securities  that may be or are issued by the Company upon exercise of this Warrant,  including  those which may thereafter  be issued by the Company in respect of any such  securities by means of any stock splits, stock dividend, recapitalizations, reclassifications or the like, subject, however, to the Restricted Period; provided,  however, that as to
any  particular  securities  contained  in  the  Registrable  Securities,   such
securities  shall cease to be  Registrable  Securities  when (i) a  Registration
Statement  with  respect  to the  sale  of such  securities  shall  have  become effective under the Securities Act and such securities  shall have been disposed of in accordance with such Registration  Statement; or (ii) they shall have been sold to the public pursuant to Rule 144 (or any successor  provision)  under the
Securities Act.

(b)   Withdrawal  of  Piggyback  Registration  by  Company.  If, at any time  after giving  written  notice of its intention to register any  securities in a Piggyback
Registration  but  prior  to  the  effective  date  of  the  related   Registration
Statement,  the  Company  shall  determine  for any  reason  not to  register  such securities,  the  Company  shall give notice of such  determination  to each Holder and,  thereupon,  shall be relieved of its  obligation to register any  Registrable
Securities  in  connection  with  such  Piggyback  Registration.  All best  efforts obligations  of the  Company  pursuant  to  Section 19 shall  cease if the  Company determines  to  terminate  prior  to such  effective  date any  registration  where
Registrable Securities are being registered pursuant to this Section 18.

(c)   Piggyback  Registration  of  Underwritten  Public  Offerings.  If a Piggyback
Registration  involves  an  offering  by or  through  underwriters,  then  (i)  all
Holders requesting to have their Registrable  Securities  included in the Company's
Registration  Statement must sell their Registrable  Securities to the underwriters selected  by the  Company  on the  same  terms  and  conditions  as  apply to other
selling   shareholders  and  (ii)  any  Holder   requesting  to  have  his  or  its
Registrable  Securities  included  in such  Registration  Statement  may  elect  in writing,  not later than three (3) Business Days prior to the  effectiveness of the
Registration  Statement  filed in connection  with such  registration,  not to have
his  or  its   Registrable   Securities  so  included  in   connection   with  such
registration.

(d) Payment of  Registration  Expenses for Piggyback  Registration.  The Company
shall pay for all Registration  Expenses in connection with each registration of
Registrable  Securities  requested  pursuant to a Piggyback  Registration  Right contained  in this  Section  18.  For  purposes  of  this  Agreement,  the  term
"Registration  Expenses" shall mean any and all expenses  incurred in connection with any  registration or action incident to performance of or compliance by the
Company with Sections 18 or 19 hereof,  including,  without limitation,  (i) all
SEC,  national  securities  exchange and NASD registration and filing fees; (ii)
all listing  fees and all  transfer  agent fees;  (iii) all fees and expenses of complying  with  state  securities  or Blue  Sky  laws  (including  the fees and disbursements  of  counsel  of the  underwriters  in  connection  with  Blue Sky qualifications  of the  Registrable  Securities);  (iv) all  printing,  mailing, messenger and delivery  expenses;  (v) all fees and disbursements of counsel for the Company and of its accountants, including the expenses of any special audits or "cold  comfort"  letters  required  by or incident  to such  performance  and compliance;  and (vi) any  disbursements  of  underwriters  customarily  paid by issuers or sellers of  securities,  but  excluding  underwriting  discounts  and commissions, brokerage fees, finder fees and transfer taxes, if any, and fees of counsel or  accountants  retained by the Holders of  Registrable  Securities  to advise them in their capacity as Holders of Registrable Securities.

(e)   Priority in  Piggyback  Registration.  If a Piggyback  Registration  involves an offering by or through underwriters,  the Company,  except as otherwise provided herein,  shall not be required to include  Registrable Shares therein if and to the extent the  underwriter  managing  the offering  reasonably  believes in good faith and advises each Holder requesting to have Registrable  Securities  included in the
Company's  Registration  Statement that such inclusion would  materially  adversely
affect  such   offering;   provided  that  any  reduction  or  elimination  of  the
Registrable  Securities  shall occur (i) first,  to the extent  necessary to permit the sale of all of the  shares of Common  Stock or other  securities  to be sold by the Company or the other  shareholders with demand  registration  rights requesting a  registration  and (ii)  second,  pro rata among the  Holders of the  Registrable
Securities and other persons having  "piggy-back"  registration  rights and, to the extent  consistent  therewith,  based  on the  number  of  shares  requested  to be registered by all such shareholders.

      20.  Demand Registration Rights.

            (a)   Request   for   Registration.   If,   any   Holder   or   Holders
beneficially  holding  50% or  greater  of the  Warrant  Shares  request  that  the
Company  file a  registration  statement  under  the  Securities  Act,  as  soon as
practicable   thereafter  the  Company  shal1  use  its  best  efforts  to  file  a registration  statement  with  respect to all  Warrant  Shares  that it has been so requested to include and obtain the  effectiveness  thereof,  and to take all other action  necessary  under any  Federal  or state  law or  regulation  to permit  the
Warrant  Shares that are held and/or that maybe  acquired  upon the exercise of the
Warrants  specified  in the notices of the Holders or Holders  hereof to be sold or otherwise  disposed of; and the Company sha11  maintain such  compliance  with each such  Federal  and state  law and  regulation  for the  period  necessary  for such
Holders  or Holders to effect the  proposed  sale or other  disposition;  provided.
however,  the Company shall be entitled,  to defer such  registration  for a period of up to 45  days  if  and  to  the  extent  that  its  Board  of  Directors  shall reasonably  determine  that such  registration  would  require  the  disclosure  of material  information  that  the  Company  has a bona  fide  business  purpose  for preserving  as  confidential  and  provided  further  that the Company  shall be so entitled to defer a  registration  no more than one time in any 12  calendar  month period.  The Company  sha11 also  promptly  give written  notice to the Holders and the  Holders of any  Warrant  Shares  that have not made a request  to the  Company pursuant  to the  provisions  of this  Section  19 of its  intention  to effect any required  registration or  qualification,  and shall use its best efforts to effect as expeditiously  as possible such  registration or qualification of all such other
Warrant  Shares that are then held and/or  that may be acquired  upon the  exercise of the Warrants,  the Holder or Holders of which have requested  such  registration or  qua1ification  within 15 days after such notice has been given by the  Company, as provided in the  preceding  sentence.  The Company sha11 be required to effect a registration  or  qualification  pursuant to this  Section 19 only once in a twelve month period.

            (b)   Payment of  Registration  Expenses for Demand  Registration.  The
Company  shall  pay  all  Registration  Expenses  in  connection  with  any  Demand
Registration.

            (c)                        Selection  of  Underwriters.  If any  Demand
Registration  is  requested  to be in the  form of an  underwritten  offering.  the managing  underwriter  shall be selected  and obtained by the Holders of a majority of the  Warrant  Shares  to be  registered.  Any  fees  and  expenses  (other  than
Registration  Expenses  otherwise  required  to be  paid  by  the  Company)  of any managing  underwriter or any co-manager  shall be paid for by such  underwriters or by the Holders whose shares are being registered.

            (d)  Procedure for Requesting  Demand  Registration.  Any request for a
Demand   Registration  shall  specify  the  aggregate  number  of  the  Registrable
Securities  proposed  to be sold and the  intended  method of  disposition.  Within ten(10)  days after  receipt  of such a  request,  the  Company  will give  written
notice  of  such  registration  request  to  all  Holders,   and,  subject  to  the
limitations of Section  20(a),  the Company will include in such  registration  all
Registrable  Securities  with  respect to which the  Company has  received  written requests  for  inclusion  therein  within 15 Business  Days after the date on which such notice is given.  Each such request  shall also specify the  aggregate  number of Registrable  Securities to be registered and the intended  method of disposition thereof.

      21.  Registration Procedures.

           (a)  Company  Obligations.  If and  whenever  the Company is required to use its best  efforts  to take  action  pursuant  to any  Federal  or state  law or regulation to permit the sale or other  disposition  of any Warrant Shares that are then  held or that  may be  acquired  upon  exercise  of the  Warrants  in order to
effect  or  cause  the  registration  of  any  Registrable   Securities  under  the
Securities  Act as provided in Sections  19 and 20 hereof,  the Company  shall,  as expeditiously as practicable:

           (A)    notify the  selling  Holders of  Registrable  Securities  and the managing  underwriters,  if any, promptly, and (if requested by any such person)  confirm such advice in writing,  (i) when a  Prospectus  or any
           Prospectus  supplement or post-effective  amendment has been filed, and,
           with  respect  to  a  Registration   Statement  or  any   post-effective
           amendment,  when the same has become  effective;  (ii) of any request by the SEC for amendments or  supplements  to a  Registration  Statement or related Prospectus or for additional information;  (iii) of the issuance by  the  SEC  of  any  stop  order  suspending  the  effectiveness  of a
           Registration  Statement or the  initiation of any  proceedings  for that purpose;  (iv) of the  receipt by the Company of any  notification  with
           respect  to  the  suspension  of  the   qualification   of  any  of  the
           Registrable   Securities  for  the  sale  in  any  jurisdiction  or  the initiation or threatening  of any proceeding for such purpose,  and (vi)
           of the  happening  of any event that makes any  statement  of a material fact made in the Registration Statement,  the Prospectus or any document incorporated  therein by reference  untrue or which  requires the making of any changes in the Registration  Statement or Prospectus so that they will not  contain  any untrue  statement  of a material  fact or omit to state any material  fact  required to be stated  therein or necessary to make the statements therein not misleading;

           (B)    furnish to each  selling  Holder of  Registrable  Securities  and each managing  underwriter,  without charge, at least one signed copy of the Registration  Statement and any  post-effective  amendment  thereto,
           including   financial   statements   and   schedules,    all   documents
           incorporated  therein by  reference  and all exhibits  (including  those incorporated by reference);

           (C)    deliver to each selling Holder of Registrable  Securities and the underwriters,  if any, without charge,  as many copies of the Prospectus or Prospectuses  (including each  preliminary  Prospectus) any amendment or  supplement  thereto as such  Persons  may  reasonably  request;  the
           Company  consents  to the use of such  Prospectus  or any  amendment  or supplement  thereto  by  each  of the  selling  Holders  of  Registrable
           Securities  and  the  underwriters,  if  any,  in  connection  with  the offering  and  sale  of  the  Registrable  Securities  covered  by  such
           Prospectus or any amendment or supplement thereto;

           (D)    prior  to  any  public   offering  of   Registrable   Securities,
           cooperate  with the  selling  Holders  of  Registrable  Securities,  the underwriters,  if any, and their  respective  counsel in connection with the registration or  qualification  of such  Registrable  Securities for
           offer  and  sale  under  the   securities  or  Blue  Sky  laws  of  such
           jurisdictions  within  the  United  States  as  any  selling  Holder  or underwriter  reasonably requests in writing, keep each such registration
           or  qualification   effective   during  the  period  such   Registration
           Statement  is  required  to be kept  effective  and do any and all other acts or things  necessary or advisable to enable the disposition in such jurisdictions  of the Registrable  Securities  covered by the applicable
           Registration  Statement;  provided that the Company will not be required to qualify to do  business in any  jurisdiction  where it is not then so qualified or to take any action  which would  subject the Company or any of its  subsidiaries to general  service of process in any  jurisdiction where it is not at the time so subject;

           (E)    cooperate with the selling Holders of Registrable  Securities and the managing underwriters,  if any, to facilitate the timely preparation and delivery of certificates  representing  Registrable Securities to be
           sold  and  not  bearing  any  restrictive   legends;   and  enable  such
           Registrable  Securities to be in such  denominations  and  registered in such  names as the  managing  underwriters  may  request  at  least  two
           Business  Days  prior  to any  sale  of  Registrable  Securities  to the underwriters;

           (F)    use its best efforts to cause the Registrable  Securities covered by the  applicable  Registration  Statement  to be  registered  with  or approved by such other  governmental  agencies or authorities within the
           United  States as may be  necessary  to  enable  the  seller or  sellers thereof or the  underwriters,  if any, to consummate the  disposition of such Registrable Securities;

           (G)    with  respect to each issue or class of  Registrable  Securities, use its best efforts to cause all Registrable  Securities covered by the
           Registration  Statements to be listed on each  securities  exchange,  if any, on which similar securities issued by the Company are then listed;

           (H)    make available for inspection by one or more  representatives  of the  Holders of  Registrable  Securities  being  sold,  any  underwriter participating in any disposition pursuant to such registration,  and any attorney  or  accountant  retained by such  Holder or  underwriter,  all
           financial  and  other  records,   pertinent   corporate   documents  and
           properties of the Company,  and cause the Company's officers,  directors and  employees  to supply all  information  reasonably  requested by any such representatives in connection with such;

           (I)    enter  into such  customary  agreements,  including  underwriting agreements,  with customary terms for such  agreements,  as requested by the Holders,  and take all other action as may be reasonably required in connection  therewith in order to expedite or facilitate the disposition of Registrable Securities by the Holders thereof; and

           (J)    otherwise  use its best  efforts  to comply  with all  applicable
           Federal  and state  regulations;  and take such  other  action as may be reasonably  necessary  or  advisable to enable each such Holder and each
           such   underwriter  to  consummate  the  sale  or  disposition  in  such jurisdiction  or  jurisdictions  in which any such Holder or underwriter shall have requested the Registrable Securities be sold.

           (b)  Seller's  Obligation.  The  Company  may  require  each  seller  of
Registrable  Securities as to which any  registration  is being effected to furnish to the Company such  information  regarding the distribution of such securities and such other  information  as may otherwise be required by the  Securities  Act to be included in such Registration Statement.

      IN WITNESS  WHEREOF,  the Company  has caused this  Warrant to be executed by an executive  officer  thereunto  duly  authorized,  to be effective as of the date first written above.

                                    MEDIX RESOURCES, INC.

                                    By:    /s/John R. Prufeta
                                           --------------------
                                           John R. Prufeta, President

Accepted and agreed to, as of
February 18, 2002:

PROFESSIONAL CLAIM SERVICES, INC.
d/b/a WELLPOINT PHARMACY MANAGEMENT

By: /s/Michael Nameth
    -----------------
      Michael Nameth
      General Manager

                                NOTICE OF EXERCISE

To:   MEDIX RESOURCES, INC.

      (1)   The  undersigned  hereby elects to purchase  ________  shares of Common
Stock,  par value $.001 per share (the  "Common  Stock") of MEDIX  RESOURSES,  INC.
pursuant to the terms of the  attached  Warrant,  and tenders  herewith  payment of the exercise price in full,  together with all applicable  transfer  taxes, if any.
The  undersigned  further  agrees that it will hold the Warrant  Shares  subject to the applicable provisions of the Warrant.

      (2)  The  undersigned  represents  and  warrants  that it is  purchasing  the shares for it own  account,  for  investment  purposes  and not with a view to sell such shares in connection  with a distribution  of  securities,  unless such shares are registered  under the Securities Act of 1933, as amended,  or an exemption from such  registration is available.  The undersigned  further  acknowledges  that such shares are subject to the Restricted Period as defined in the Warrant.

      (3)   Please issue a certificate  or  certificates  representing  said shares of  Common  Stock  in the  name  of the  undersigned  or in such  other  name as is specified  below (if the shares are to be issued to a  designee,  such  person must execute this Notice with the holder of the Warrant):

                        -------------------------------
                        (Name)

                        -------------------------------
                        (Address)

                        -------------------------------

Dated:

                                    ------------------------------
                                    Signature